UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 17, 2006

Real Mex Restaurants, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5660 Katella Avenue, Suite 100 Cypress, CA	90630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (562) 346-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Settlement Agreement

On August 17, 2006, Real Mex Restaurants, Inc. (“Real Mex” or the “Company”) and its subsidiary CKR Acquisition Corp. (“CKR”) entered into a Mutual Settlement Agreement and Release (“Settlement Agreement”) with J.W. Childs Equity Partners, L.P. (“JW Childs Partners”) and its affiliate JWC Chevys Co-Invest, LLC (“JWC,” and together with JW Childs Partners, “JW Childs”).  Under the Settlement Agreement, the parties agreed to resolve certain disputes regarding (i) the number of Real Mex equity securities issuable to JW Childs under an asset purchase agreement (“Asset Purchase Agreement”) in connection with the Company’s acquisition of the business of Chevys, Inc. on January 11, 2005 and (ii) certain indemnification claims made by Real Mex and CKR against JW Childs (“Indemnification Claims”) pursuant to an indemnification agreement (“Indemnification Agreement”) entered into between Real Mex, CKR and JW Childs Partners in connection with the Asset Purchase Agreement.  Under the Settlement Agreement, on August 17, 2006, Real Mex issued to JW Childs an aggregate of 1,896.574 shares of its Series A 12.5% Cumulative Compounding Preferred Stock, par value $0.001 per share, 1,432.894 shares of its Series B 13.5% Cumulative Compounding Preferred Stock, par value $0.001 per share and 1,176.648 shares of its newly-created Series D 15% Cumulative Compounding Preferred Stock, par value $0.001 per share, and each party released any and all of their respective claims arising from, relating to, or pertaining to the Indemnification Claims, the Indemnification Agreement and the Asset Purchase Agreement, subject to certain exceptions.  Additionally, JW Childs agreed to vote all of its securities in favor of the Merger (as described below).

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Merger Agreement

On August 17, 2006, the Company entered into an Agreement and Plan of Merger (“Merger Agreement”) with RM Restaurant Holding Corp. (“RM Restaurant Holding”) and RM Integrated, Inc. (“RM Integrated”, and together with RM Restaurant Holding, “Buyer”).  RM Restaurant Holding and RM Integrated are affiliates of Sun Capital Partners, Inc. (“Sun Capital”).  On August 18, 2006, the stockholders of the Company entitled to vote thereon (including the holders of a majority of the Company’s Series C Preferred Stock, par value $0.001 per share) approved the Merger Agreement.  On August 21, 2006 (the “Effective Time”), the closing of the Merger Agreement occurred, and RM Integrated merged with and into Real Mex, with Real Mex continuing as the surviving corporation (the “Merger”).  Pursuant to the Merger Agreement, Buyer acquired Real Mex for $359,000,000 in cash, less indebtedness outstanding, plus cash on hand and working capital adjustment, and less seller expenses (the “Merger Consideration”).  Pursuant to the Merger Agreement, a portion of the Merger Consideration is being held in escrow.  In addition, the Merger Consideration is subject to adjustment post-closing based on the amount of net working capital of the Company immediately prior to the closing and certain other adjustments.  As a result of the Merger and in accordance with the terms of the Merger Agreement, (i) all of the outstanding capital stock of the Company was converted into right to receive a portion of the Merger Consideration, and all Real Mex options, warrants and shares of restricted stock were cancelled and converted into the right to receive a portion of the Merger Consideration, less the exercise prices or unpaid purchase prices therefore, as applicable, and (ii) the Company is a wholly-owned subsidiary of RM Restaurant Holding.  Prior to the Merger, Bruckmann, Rosser, Sherrill & Co., Inc. (“BRS”), together with its affiliates, was a controlling shareholder of Real Mex.  As described in the Merger Agreement, the Amended and Restated Management Agreement dated June 28, 2000 by and among the Company, certain of its subsidiaries, BRS, and FS Private Investments, L.L.C. was terminated in connection with the Merger.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under the heading “Settlement Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The shares of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock issued to JW Childs will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements as provided in Section 4(2) of the Securities Act.

Item 5.01 Changes in Control Of Registrant.

The information set forth under the heading “Merger Agreement” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of August 21, 2006, the Board of Directors of the Company following the Merger consists of the following three individuals:  Fredrick F. Wolfe, President and Chief Executive Officer of the Company, Clarence E. Terry, a Managing Director of Sun Capital, and Douglas C. Werking, a Vice President of Sun Capital.

The officers of the Company following the Merger are the same officers in place immediately prior to the Merger.  In addition, on August 21, 2006, Steven L. Tanner, the current Chief Financial Officer of the Company, was appointed to the office of Treasurer of the Company.

Item 8.01 Other Events.

Pursuant to the terms of the Indenture dated March 31, 2004 in respect of the Company’s 10% Senior Secured Notes Due 2010 (the “Indenture”), the Company will make or cause to be made the Change of Control Offer (as defined in Section 4.15 of the Indenture) in accordance with the terms of the Indenture.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Agreement and Plan of Merger, dated August 17, 2006 among Real Mex Restaurants, Inc., RM Restaurant Holding Corp. and RM Integrated, Inc.
10.2	Mutual Settlement and Release, dated August 17, 2006 among Real Mex Restaurants, Inc., CKR Acquisition Corp., J.W. Childs Equity Partners, L.P. and JWC Chevys Co-Invest, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: August 23, 2006	By:	/s/ Steven L. Tanner
Steven L. Tanner
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
10.1	Agreement and Plan of Merger, dated August 17, 2006 among Real Mex Restaurants, Inc., RM Restaurant Holding Corp. and RM Integrated, Inc.
10.2	Mutual Settlement and Release, dated August 17, 2006 among Real Mex Restaurants, Inc., CKR Acquisition Corp., J.W. Childs Equity Partners, L.P. and JWC Chevys Co-Invest, LLC